UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2023
First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 Charmany Drive
Madison, Wisconsin 53719
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (608) 238-8008
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FBIZ	The Nasdaq Stock Market LLC

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 28, 2023, First Business Financial Services, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) to: (1) elect four Class I directors to hold office until the 2026 annual meeting of shareholders and until their successors are duly elected and qualified; (2) act upon a proposal to approve an amendment to the First Business Financial Services, Inc. 2019 Equity Incentive Plan; (3) approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers; and (4) ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Of the aggregate 8,347,324 shares of the Company’s common stock issued and outstanding as of the close of business on the record date, February 23, 2023, 6,508,529 shares or 78% were represented in person or by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders voted as follows:

(1) Election of the below-named nominees to the Board of Directors of the Company (the “Board”):

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Carla C. Chavarria	5,789,962	163,272	555,295
Ralph R. Kauten	5,896,142	57,092	555,295
Gerald L. Kilcoyne	5,861,145	92,089	555,295
Daniel P. Olszewski	5,817,317	135,917	555,295

The four nominees listed above were elected by a plurality to serve on the Board. Further, each nominee received in excess of 97% of the shares voted in favor of their election.

(2) Act upon a proposal to approve an amendment to the First Business Financial Services, Inc. 2019 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,608,824	328,730	15,679	555,295

This matter was approved by shareholders with 94% of shares voted cast in favor of the proposal.

(3) Approval in a non-binding, advisory vote, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,581,211	133,981	238,041	555,295

This matter was approved by shareholders with 94% of shares voted cast in favor of the proposal.

(4) Ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,452,067	31,378	25,083	0

This matter was approved by shareholders with 99% of shares voted cast in favor of the proposal.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits. The following exhibit is being furnished herewith:

99.1	Slides from the 2023 Annual Meeting of Shareholders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signature
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 2, 2022	FIRST BUSINESS FINANCIAL SERVICES, INC.

	By:	/s/ Brian Spielmann
	Name:	Brian Spielmann
	Title:	Chief Financial Officer